Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Supplemental Financial Highlights

1st Quarter of 2010

Colonial Properties Trust
TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Financial Highlights	4
2.	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations	5
	Funds from Operations (FFO) Reconciliation / Shares	6
	Balance Sheet	7
3.	Multifamily
	Portfolio Statistics	8
	Components of Net Operating Income (NOI)	9
	Capitalized Expenditures	9
	Same Property Comparisons	10
4.	Joint Ventures
	Operating Data / Balance Sheet Data	13
	Investment Summary	14
	Three Month Income Summary	15
	Commercial Operational Statistics	16
5.	For-Sale Residential Activities	17
6.	Consolidated Data
	Development Pipeline	18
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization	19
	Supplemental Data / Investment Activities	21
7.	Corporate Reconciliations
	Revenues / Expenses / NOI	22
	NOI from Discontinued Operations / EBITDA	24
	SEC Coverage Ratios	25
8.	Appendix
	Multifamily Community Table	26
	Commercial Property Table	29
	Unconsolidated Joint Venture Summary	31
9.	Glossary of Terms	32
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented in the Company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the Company’s results.

1Q10	-2-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
Achieve Consistent Long-term Performance through:

- Owning a multifamily portfolio	- Managing multifamily, office, retail and mixed-use properties
- Investing in high growth Sunbelt cities	- Delivering additional income from the taxable REIT subsidiary (TRS)
- Pursuing strategic acquisition, disposition and development opportunities	- Ensuring a strong balance sheet and liquidity position
- Achieving operating excellence
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 — fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 — fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
Citigroup	Michael Bilerman /Eric Wolfe	212-816-1383 / 212-816-5871
Green Street Advisors	Andy McCullouch	949-640-8780
BoA/Merrill Lynch	Michelle Ko	646-855-1802
Morgan Keegan	Steve Swett	212-508-7585
Keefe Bruyette	Haendel St. Juste	212-887-3842
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O’neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor’s Research	Raymond Mathis	212-438-9558
UBS	Dustin Pizzo	212-713-4847
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2010 Range
Diluted (Loss) per Share	$(0.78)	$(0.70)
Plus: Real Estate Depreciation & Amortization	1.70	1.70
Less: Gain on Sale of Operating Properties	—	—

Total Diluted Funds from Operations (“FFO”) per Share	$0.92	$1.00

Less: Gain on Sale of Land & Bond or Preferred Stock Repurchases	—	—

Operating Funds from Operations per share	$0.92	$1.00

1Q10	-3-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
First Quarter 2010
FINANCIAL HIGHLIGHTS

	Three Months Ended
($ in 000s, except per share and unit data)	3/31/2010	3/31/2009

Total property revenues (1)	$87,815	$80,805

Multifamily property revenues (1)	75,875	76,428
Multifamily property NOI (1)	43,069	45,149

Management & leasing fee revenues	2,898	3,455

EBITDA (2)	52,449	59,782

Net (loss) income
Per share — basic	(0.19)	0.29
Per share — diluted	(0.19)	0.29

Funds from operations
Per share — basic	0.28	0.87
Per share — diluted	0.28	0.87

Dividends per share	0.15	0.25

Dividends/EPS (diluted) payout ratio	(78.9%)	86.2%
Dividends/FFO (diluted) payout ratio	53.6%	28.7%

Consolidated interest expense (1)	$20,901	$20,432
Consolidated interest income (1)	(393)	(301)

Net interest expense (1)	20,508	20,131

Pro-rata share of joint venture interest expense	3,026	6,081

Principal reductions	302	238
Preferred dividends & distributions	3,847	3,886

Interest coverage ratio (3)	2.2x	2.3x
Fixed charge coverage ratio (3)	1.8x	1.9x
Fixed charge w/capitalized interest ratio (3)	1.8x	1.8x

Multifamily same property NOI decrease (4)	(8.7%)	(3.2%)
(# of apartment homes included)	29,173	28,285

	As of	As of
	3/31/2010	12/31/2009

Total assets	$3,142,568	$3,172,632
Total debt	$1,673,306	$1,704,343
Common shares and units, outstanding end of period	77,462	74,529
Share price, end of period	$12.88	$11.73
Preferred shares and units, end of period	$200,118	$200,118
Book equity value, end of period (5)	$1,394,404	$1,385,661
Market equity value, end of period (6)	$997,711	$874,225

Debt to total market capitalization ratio (7)	58.3%	61.3%

Unencumbered real estate assets (at cost) to unsecured debt ratio (7)	248.2%	240.5%

(1)	Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 22 and 23.

(2)	For a reconciliation of EBITDA, see page 24.

(3)	For additional information on these calculations, see page 20.

(4)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year.

(5)	Includes common and preferred, shares and units.

(6)	Includes common shares and units.

(7)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

1Q10	-4-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2010
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
($ in 000s, except per share data)	3/31/2010	3/31/2009
Revenue
Minimum Rent	$73,482	$70,239
Tenant Recoveries	2,789	1,066
Other Property Related Revenue	11,544	9,500
Construction Revenues	—	35
Other Non-Property Related Revenue	2,898	3,455

Total Revenue	90,713	84,295

Operating Expenses
Operating Expenses:
Property Operating Expenses	25,419	22,469
Taxes, Licenses, and Insurance	11,059	10,976

Total Property Operating Expenses	36,478	33,445

Construction Expenses	—	34
Property Management Expenses	1,807	1,918
General and Administrative Expenses	4,807	4,382
Management Fee and Other Expenses	2,673	4,217
Restructuring Charges	—	812
Investment and Development (1)	3	165
Depreciation	30,279	27,785
Amortization	2,224	873
Impairment and other losses (2)	783	1,054

Total Operating Expenses	79,054	74,685

Income from Operations	11,659	9,610

Other Income (Expense)
Interest Expense	(20,901)	(20,432)
Debt Cost Amortization	(1,185)	(1,303)
Gain on Retirement of Debt	28	25,319
Interest Income	393	301
Income (Loss) from Partially-Owned Investments	270	(650)
Loss on Hedging Activities	—	(1,063)
(Loss) Gain on Sale of Property, net of income taxes of $ — (Q1) in 2010 and $3,177 (Q1) in 2009	(7)	5,380
Income Taxes and Other	(249)	3,090

Total Other Income (Expense)	(21,651)	10,642

(Loss) Income from Continuing Operations	(9,992)	20,252

Discontinued Operations
(Loss) Income from Discontinued Operations	(32)	541
(Loss) Gain on Disposal of Discontinued Operations, net of income taxes of $— (Q1) in 2010 and $26 (Q1) in 2009	(35)	45

(Loss) Income from Discontinued Operations	(67)	586

Net (Loss) Income	(10,059)	20,838

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	82	(1,009)
Noncontrolling Interest in CRLP — Preferred	(1,813)	(1,813)
Noncontrolling Interest in CRLP — Common	1,492	(2,368)
Discontinued Operations
Noncontrolling Interest in CRLP — Common	8	(163)
Noncontrolling Interest of Limited Partners	(5)	468

(Income) Loss Attributable to Noncontrolling Interest	(236)	(4,885)

Net (Loss) Income Attributable to Parent Company	(10,295)	15,953

Dividends to Preferred Shareholders	(2,034)	(2,073)
Preferred Share Issuance Costs, net of discount	—	(5)

Net (Loss) Income Available to Common Shareholders	$(12,329)	$13,875

(Loss) Earnings per Share — Basic
Continuing Operations	$(0.19)	$0.27
Discontinued Operations	—	0.02

EPS — Basic	$(0.19)	$0.29

(Loss) Earnings per Share — Diluted
Continuing Operations	$(0.19)	$0.27
Discontinued Operations	—	0.02

EPS — Diluted	$(0.19)	$0.29

(1)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(2)	For the three months ended March 31, 2010, the Company incurred casualty losses related to property damage at three of the Company’s multifamily apartment communities. For the three months ended March 31, 2009, the Company recorded a $1.0 million non-cash impairment charge. Of the charge, $0.7 million is related to our Noncontrolling Interest in the Craft Farms joint venture and $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project.

1Q10	-5-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2010
FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended
($ in 000s, except per share data)	3/31/2010	3/31/2009
Net (Loss) Income Available to Common Shareholders	$(12,329)	$13,875
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(1,500)	2,531
Noncontrolling Interest in Gain on Sale of Undepreciated Property	—	992

Total	(13,829)	17,398

Adjustments — Consolidated Properties
Depreciation — Real Estate	29,821	27,408
Amortization — Real Estate	1,741	342
Remove: (Loss)/Gain on Sale of Property, net of Income Tax and Noncontrolling Interest	42	(5,425)
Include: (Loss)/Gain on Sale of Undepreciated Property, net of Income Tax and Noncontrolling Interest	(10)	3,731

Total Adjustments — Consolidated	31,594	26,056

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	2,408	4,785
Amortization — Real Estate	702	1,814
Remove: Gain/(Loss) on Sale of Property	(78)	19

Total Adjustments — Unconsolidated	3,032	6,618

Funds from Operations	$20,797	$50,072

Income Allocated to Participating Securities	(182)	(324)

Funds from Operations Available to Common Shareholders and Unitholders	$20,615	$49,748

FFO per Share
Basic	$0.28	$0.87
Diluted	$0.28	$0.87

Operating FFO:
Funds from Operations	$20,615	$49,748
Less: Transaction Income
- Development and Land Gains	(103)	(3,731)
- Bond / Preferred Repurchase Gains	(28)	(25,314)
- Write-off of OCI as a Result of Bond Repurchases	—	1,063

Operating FFO	$20,484	$21,766

Operating FFO per Share
Basic	$0.28	$0.38
Diluted	$0.28	$0.38
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares, net of the attributable write-off of future interest expense held in OCI. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of the Company’s current business plan, the timing and amount of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.
FIRST QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended
(shares and units in 000s)	3/31/2010	3/31/2009
Basic
Shares	66,426	48,202
Operating Partnership Units (OP Units)	8,157	8,823

Total Shares & OP Units	74,583	57,025

Dilutive Common Share Equivalents	—	—

Diluted (1)
Shares	66,426	48,202
Total Shares & OP Units	74,583	57,025
Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

1Q10	-6-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
BALANCE SHEET

	As of	As of
($ in 000s)	3/31/2010	12/31/2009
ASSETS
Real Estate Assets
Operating Properties	$3,211,973	$3,210,350
Undeveloped Land & Construction in Progress	276,009	237,100

Total Real Estate, before Depreciation	3,487,982	3,447,450

Less: Accumulated Depreciation	(549,677)	(519,728)
Real Estate Assets Held for Sale	33,950	65,022

Net Real Estate Assets	2,972,255	2,992,744

Cash and Equivalents	3,762	4,590
Restricted Cash	7,752	7,952
Accounts Receivable, net	34,397	33,934
Notes Receivable	17,366	22,208
Prepaid Expenses	16,916	16,503
Deferred Debt and Lease Costs	21,687	22,560
Investment in Unconsolidated Subsidiaries	15,693	17,422
Other Assets	52,740	54,719

Total Assets	$3,142,568	$3,172,632

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$312,632	$310,546
Notes and Mortgages Payable	1,360,674	1,393,797

Total Long-Term Liabilities	1,673,306	1,704,343

Other Liabilities	74,858	82,628

Total Liabilities	1,748,164	1,786,971

Redeemable Common Units	137,695	133,537

EQUITY
Noncontrolling Interest
Series B 7 1/4%, Preferred Units	100,000	100,000
Limited Partner’s Noncontrolling interest	844	985

Total Noncontrolling Interest	100,844	100,985

Series D 8 1/8% Preferred Shares (Liquidation Value)	100,118	100,118
Cumulative Earnings	1,287,706	1,296,188
Cumulative Distributions	(1,766,877)	(1,753,015)
Accumulated Other Comprehensive Loss	(2,843)	(2,957)
Common Equity, including additional paid-in capital	1,537,761	1,510,805

Total Equity, including Noncontrolling Interest	1,256,709	1,252,124

Total Liabilities and Equity	$3,142,568	$3,172,632

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	3/31/2010	12/31/2009
Basic
Shares	69,310	66,366
Operating Partnership Units (OP Units)	8,152	8,163

Total Shares & OP Units	77,462	74,529

1Q10	-7-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
First Quarter 2010
COMMUNITY PORTFOLIO AT MARCH 31, 2010 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	998	2,908	—	2,908	—	2,908	—	2,908
Birmingham	1,262	—	1,262	69	1,331	—	1,331	—	1,331
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	4,564	301	4,865	—	4,865	—	4,865	—	4,865
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	—	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,149	288	1,437	—	1,437	—	1,437	—	1,437
Other	3,740	380	4,120	113	4,233	380	4,613	—	4,613

Total Portfolio	29,173	1,967	31,140	421	31,561	380	31,941	—	31,941

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 2,004 total units at the Company’s partially-owned apartment communities.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities	Pro Rata % (4)	2010	2009	2009	2009	2009

Atlanta	12.3%	11.4%	96.3%	95.4%	94.4%	95.5%	94.9%
Austin	6.1%	8.6%	96.9%	95.2%	95.1%	94.4%	94.3%
Birmingham	4.2%	4.0%	96.3%	94.1%	96.9%	95.4%	95.0%
Charleston	5.7%	5.2%	98.1%	97.8%	97.0%	96.4%	96.8%
Charlotte	13.4%	13.5%	96.5%	92.7%	93.4%	93.2%	94.3%
Dallas/Fort Worth	12.8%	11.8%	95.3%	93.2%	92.8%	93.3%	95.2%
Huntsville	3.3%	3.0%	97.8%	97.5%	96.2%	98.1%	96.9%
Orlando	7.8%	7.1%	98.3%	96.1%	96.0%	94.6%	93.8%
Phoenix	3.4%	3.1%	97.5%	88.6%	89.5%	92.8%	95.3%
Raleigh	6.8%	6.6%	95.5%	94.0%	94.1%	93.5%	95.3%
Richmond	6.3%	5.7%	97.5%	98.3%	94.7%	94.0%	95.1%
Savannah	4.9%	5.5%	97.8%	97.3%	96.7%	96.3%	95.0%
Other	13.0%	14.5%	96.7%	95.0%	94.0%	93.4%	92.5%

Total Portfolio (5)	100.0%	100.0%	96.7%	94.7%	94.4%	94.3%	94.6%

Same Property (6)			96.7%	94.7%	94.4%	94.2%	94.6%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 22 and 23.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 26.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

(5)	Total portfolio occupancy calculated includes wholly-owned operating communities and joint venture communities.

(6)	Multifamily same property communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year.

1Q10	-8-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
First Quarter 2010
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended
	Homes	3/31/2010	3/31/2009	Change

Property Revenues
Same Property Communities (2)	29,173	$68,891	$70,994	$(2,103)
Non-Same Property Communities	1,967	5,211	3,310	1,901
Joint Venture Communities (3)	421	939	949	(10)
Development and Lease Up Communities	380	831	124	707
Dispositions / Other	—	3	1,051	(1,048)

Total Property Revenues	31,941	$75,875	$76,428	$(553)

Property Expenses
Same Property Communities (2)	29,173	$29,726	$28,111	$1,615
Non-Same Property Communities	1,967	2,279	1,947	332
Joint Venture Communities (3)	421	431	449	(18)
Development and Lease Up Communities	380	374	255	119
Dispositions / Other	—	(5)	516	(521)

Total Property Expenses	31,941	$32,805	$31,278	$1,527

Property Net Operating Income
Same Property Communities (2)	29,173	$39,165	$42,883	$(3,718)
Non-Same Property Communities	1,967	2,932	1,363	1,569
Joint Venture Communities (3)	421	509	500	9
Development and Lease Up Communities	380	457	(131)	588
Dispositions / Other	—	6	534	(528)

Total Property Net Operating Income	31,941	$43,069	$45,149	$(2,080)
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended
	Homes	3/31/2010	3/31/2009	Change

Capitalized Expenses
Same Property Communities (2)	29,173	$5,438	$2,495	$2,943
Non-Same Property Communities	1,967	98	66	32
Joint Venture Communities	421	32	19	13
Development and Lease Up Communities	380	—	1	(1)
Dispositions / Other	—	3	(30)	33

Total Property Capitalized Expenses	31,941	$5,571	$2,551	$3,020

Capitalized Expenses per Unit
Same Property Communities (2)	29,173	$186	$86	$101
Non-Same Property Communities	1,967	50	34	16
Joint Venture Communities	421	76	45	31

Total Per Unit	31,561	$177	$81	$96

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 22 and 23.

(2)	The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

1Q10	-9-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
First Quarter 2010
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED MARCH 31, 2010

		Revenues			Expenses			NOI
	1Q10	1Q09	% Chg	1Q10	1Q09	% Chg	1Q10	1Q09	% Chg

Atlanta	$8,597	$8,838	(2.7%)	$3,790	$3,683	2.9%	$4,807	$5,155	(6.8%)
Austin	4,405	4,599	(4.2%)	2,027	2,099	(3.4%)	2,378	2,500	(4.9%)
Birmingham	2,840	2,781	2.1%	1,201	1,106	8.6%	1,639	1,675	(2.1%)
Charleston	3,750	3,643	2.9%	1,521	1,442	5.5%	2,229	2,201	1.3%
Charlotte	9,566	10,244	(6.6%)	4,332	3,998	8.4%	5,234	6,246	(16.2%)
Dallas/Fort Worth	10,058	10,601	(5.1%)	5,030	4,694	7.2%	5,028	5,907	(14.9%)
Huntsville	2,070	2,096	(1.2%)	779	733	6.3%	1,291	1,363	(5.3%)
Orlando	5,065	5,195	(2.5%)	2,028	1,971	2.9%	3,037	3,224	(5.8%)
Phoenix	2,249	2,497	(9.9%)	926	698	32.7%	1,323	1,799	(26.5%)
Raleigh	4,486	4,655	(3.6%)	1,824	1,629	12.0%	2,662	3,026	(12.0%)
Richmond	4,124	4,300	(4.1%)	1,658	1,620	2.3%	2,466	2,680	(8.0%)
Savannah	3,001	2,970	1.0%	1,071	1,069	0.2%	1,930	1,901	1.5%
Other	8,680	8,575	1.2%	3,539	3,368	5.1%	5,141	5,207	(1.3%)

Total Same Property (1)	$68,891	$70,994	(3.0%)	$29,726	$28,110	5.7%	$39,165	$42,884	(8.7%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	1Q10	1Q09	% Chg	1Q10	1Q09	% Chg

Atlanta	3,282	12.3%	96.3%	94.9%	1.4%	$769	$839	(8.3%)
Austin	1,910	6.1%	97.0%	94.4%	2.6%	710	758	(6.3%)
Birmingham	1,262	4.2%	96.4%	94.9%	1.5%	700	722	(3.0%)
Charleston	1,578	5.7%	98.1%	96.8%	1.3%	697	742	(6.1%)
Charlotte	4,564	13.4%	96.4%	94.4%	2.0%	652	710	(8.2%)
Dallas/Fort Worth	4,480	12.8%	95.3%	95.2%	0.1%	694	730	(4.9%)
Huntsville	836	3.3%	97.8%	96.9%	0.9%	719	761	(5.5%)
Orlando	1,756	7.8%	98.3%	93.8%	4.5%	871	951	(8.4%)
Phoenix	952	3.4%	97.5%	95.3%	2.2%	767	878	(12.6%)
Raleigh	1,964	6.8%	95.5%	95.4%	0.1%	713	748	(4.7%)
Richmond	1,700	6.3%	97.5%	95.1%	2.4%	720	805	(10.6%)
Savannah	1,149	4.9%	97.7%	95.0%	2.7%	766	830	(7.7%)
Other	3,740	13.0%	97.1%	92.2%	4.9%	713	762	(6.4%)

Total Same Property (1)	29,173	100.0%	96.7%	94.6%	2.1%	$719	$774	(7.1%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 22 and 23.

1Q10	-10-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
First Quarter 2010
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	1Q10	4Q09	% Chg	1Q10	4Q09	% Chg	1Q10	4Q09	% Chg

Atlanta	$8,597	$8,495	1.2%	$3,790	$3,817	(0.7%)	$4,807	$4,678	2.8%
Austin	4,405	4,438	(0.7%)	2,027	2,036	(0.4%)	2,378	2,402	(1.0%)
Birmingham	2,840	2,908	(2.3%)	1,201	1,174	2.3%	1,639	1,734	(5.5%)
Charleston	3,750	3,790	(1.1%)	1,521	1,534	(0.8%)	2,229	2,256	(1.2%)
Charlotte	9,566	9,566	0.0%	4,332	3,972	9.1%	5,234	5,594	(6.4%)
Dallas/Fort Worth	10,058	10,066	(0.1%)	5,030	4,602	9.3%	5,028	5,464	(8.0%)
Huntsville	2,070	2,118	(2.3%)	779	752	3.6%	1,291	1,366	(5.5%)
Orlando	5,065	5,072	(0.1%)	2,028	1,788	13.4%	3,037	3,284	(7.5%)
Phoenix	2,249	2,209	1.8%	926	1,004	(7.8%)	1,323	1,205	9.8%
Raleigh	4,486	4,454	0.7%	1,824	1,753	4.1%	2,662	2,701	(1.4%)
Richmond	4,124	4,194	(1.7%)	1,658	1,644	0.9%	2,466	2,550	(3.3%)
Savannah	3,001	3,047	(1.5%)	1,071	1,062	0.8%	1,930	1,985	(2.8%)
Other	8,680	8,684	(0.0%)	3,539	3,441	2.8%	5,141	5,243	(1.9%)

Total Same Property (1)	$68,891	$69,041	(0.2%)	$29,726	$28,579	4.0%	$39,165	$40,462	(3.2%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	1Q10	4Q09	% Chg	1Q10	4Q09	% Chg

Atlanta	3,282	12.3%	96.3%	95.4%	0.9%	$769	$780	(1.4%)
Austin	1,910	6.1%	97.0%	95.3%	1.7%	710	723	(1.8%)
Birmingham	1,262	4.2%	96.4%	94.1%	2.3%	700	711	(1.5%)
Charleston	1,578	5.7%	98.1%	97.8%	0.3%	697	700	(0.4%)
Charlotte	4,564	13.4%	96.4%	92.5%	3.9%	652	666	(2.1%)
Dallas/Fort Worth	4,480	12.8%	95.3%	93.2%	2.1%	694	707	(1.8%)
Huntsville	836	3.3%	97.8%	97.5%	0.3%	719	740	(2.8%)
Orlando	1,756	7.8%	98.3%	96.1%	2.2%	871	884	(1.5%)
Phoenix	952	3.4%	97.5%	88.6%	8.9%	767	790	(2.9%)
Raleigh	1,964	6.8%	95.5%	94.1%	1.4%	713	723	(1.4%)
Richmond	1,700	6.3%	97.5%	98.3%	(0.8%)	720	737	(2.3%)
Savannah	1,149	4.9%	97.7%	97.2%	0.5%	766	787	(2.7%)
Other	3,740	13.0%	97.1%	95.2%	1.9%	713	726	(1.8%)

Total Same Property (1)	29,173	100.0%	96.7%	94.7%	2.0%	$719	$732	(1.8%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

1Q10	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
First Quarter 2010
($ in 000s)
COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED MARCH 31, 2010

					1Q10% Of	1Q09% Of
	1Q10	1Q09	Change	% Change	Operating Exp.	Operating Exp.	Change

Real estate taxes	$7,296	$7,682	$(386)	(5.0%)	24.5%	27.3%	(2.8%)
On-site payroll (1)	7,238	7,073	165	2.3%	24.3%	25.2%	(0.8%)
Utilities (2)	6,663	6,121	542	8.9%	22.4%	21.8%	0.6%
Repairs and maintenance (3)	5,216	4,002	1,214	30.3%	17.5%	14.2%	3.3%
Insurance	1,453	1,316	137	10.4%	4.9%	4.7%	0.2%
General and administrative	1,070	1,086	(16)	(1.5%)	3.6%	3.9%	(0.3%)
Advertising and promotions	790	830	(40)	(4.8%)	2.7%	3.0%	(0.3%)

Total Same Property (4)	$29,726	$28,110	$1,616	5.7%	100.0%	100.0%

(1)	On-site payroll — Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.

(2)	Utilities — Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in “Other Property Related Revenue”.

(3)	Repairs and maintenance — Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.

(4)	Same property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

1Q10	-12-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
JOINT VENTURE OPERATIONS

	Three Months Ended
	3/31/2010	3/31/2009

OPERATING DATA (1)

Property Revenues
Rental revenues	$8,698	$17,602
Other property revenues	400	901

Total property revenues	9,098	18,503

Property Expenses
Property operating and maintenance	1,885	4,148
Taxes, license and insurance	929	2,248

Total property expenses	2,814	6,396

Net Operating Income (NOI)	6,284	12,107

Other Income (Expenses)
Interest, net	(3,064)	(6,159)
Depreciation and amortization (2)	(3,096)	(6,540)
Other	(45)	(39)

Total other expenses	(6,205)	(12,738)

Gain on sale of properties, net	191	(19)

Income (Loss) from Partially-Owned Investments	$270	$(650)

	As of
	3/31/2010	12/31/2009
BALANCE SHEET DATA (3)

Real estate assets, net	$1,422,973	$1,436,221
Other assets, net	112,028	118,095

Total assets	$1,535,001	$1,554,316

Notes payable	$1,210,337	$1,211,927
Other liabilities	104,698	108,277

Total liabilities	1,315,035	1,320,204

Member’s equity	219,966	234,112

Total liabilities and member’s equity	$1,535,001	$1,554,316

Colonial’s equity investment (4)	$15,693	$17,422
Colonial’s pro-rata share of debt	$238,385	$239,056

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

1Q10	-13-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of March 31, 2010
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term (In	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	In Progress	Notes Payable	Interest	Rate	Months)	Rate	Rate

MULTIFAMILY
DRA	2	664	$59,403	$—	$40,848	20%	4.97%	7	100.00%	—
Other (3)	6	1,340	119,457	19,621	101,442	21%	5.64%	44	72.12%	27.88%
Total Multifamily	8	2,004	$178,860	$19,621	$142,290

COMMERCIAL
DRA/CLP (4)	18	5,218	950,121	—	741,909	15%	5.61%	51	100.00%	—
Bluerock	9	1,704	231,686	—	107,540	10%	6.47%	92	100.00%	—
Parkway Place	1	623	89,273	—	56,031	50%	1.23%	3	—	100.00%
Turkey Creek	2	637	105,854	—	77,510	50%	6.00%	41	86.84%	13.16%
Other (5)	6	1,357	119,069	—	85,056	21%	6.11%	39	65.25%	34.75%
Total Commercial	36	9,539	$1,496,003	$—	$1,068,046

	44	11,543	$1,674,863	$19,621	$1,210,336

(1)	Gross leasable area includes anchor-owned square footage.

(2)	Represents gross investment in real estate at 100% (excluding depreciation).

(3)	Colonial Grand at Traditions has a construction loan which matured in April 2010. The joint venture is currently in negotiations with the lender regarding options.

(4)	As of March 31, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	Colonial Promenade Smyrna has a construction loan which matured December 31, 2009. The joint venture is currently in negotiations with the lender regarding options.

For more information on partially-owned unconsolidated assets, see Appendix pages 26-31.

1Q10	-14-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended March 31, 2010
($ in 000s)

									Colonial Share
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sale	Amortization	(Loss)	(Loss) (1)
MULTIFAMILY
DRA	$1,541	$651	$890	$612	$5	$—	$411	$(138)	$(15)
Other	3,100	1,632	1,468	1,042	6	—	1,253	(833)	(94)

Total Multifamily	$4,641	$2,283	$2,358	$1,654	$11	$—	$1,664	$(971)	$(109)

COMMERCIAL
DRA/CLP (2)	26,310	9,885	16,425	10,462	(15)	—	11,915	(5,937)	(397)
Bluerock	6,516	1,975	4,541	3,260	(9)	—	3,238	(1,948)	(99)
Parkway Place	2,707	801	1,906	410	—	—	684	812	496
Turkey Creek	2,988	663	2,325	1,057	71	—	1,114	83	69
Other	3,107	656	2,451	991	17	226	1,016	201	310

Total Commercial	$41,628	$13,980	$27,648	$16,180	$64	$226	$17,967	$(6,789)	$379

	$46,269	$16,263	$30,006	$17,834	$75	$226	$19,631	$(7,760)	$270

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 26-31.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	As of March 31, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

1Q10	-15-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
First Quarter 2010

	As of			As of
	3/31/2010	3/31/2009		3/31/2010	3/31/2009
Base rent per square foot — Straight-line			Square Feet (in 000’s)
Office			Office
Consolidated	$26.16	$29.25	Consolidated	1,329	507
Unconsolidated	19.37	19.38	Unconsolidated (2)	917	2,282

Retail (1)			Retail
Consolidated	$24.67	$25.92	Consolidated	990	1,036
Unconsolidated	24.57	24.60	Unconsolidated (2)	578	1,072

Base rent per square foot — Cash
Office
Consolidated	$24.01	$23.41
Unconsolidated	19.11	18.87

Retail (1)
Consolidated	$24.15	$25.82
Unconsolidated	24.65	24.38

(1)	This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional details.
OFFICE LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2010	426	7%	$8,680	7%	65	4%	$1,331	4%
2011	1,011	16%	19,204	16%	160	9%	3,104	9%
2012	1,227	19%	24,632	20%	177	10%	3,591	11%
2013	771	12%	14,307	12%	171	10%	3,467	10%
2014	443	7%	8,412	7%	85	5%	1,522	5%
2015+	2,577	39%	45,343	38%	1,112	62%	20,314	61%

Total Leased SF	6,455		$120,578		1,771		$33,329
RETAIL LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2010	85	3%	$1,700	4%	39	3%	$881	3%
2011	176	7%	3,529	8%	125	8%	2,451	10%
2012	294	11%	5,789	13%	134	9%	3,222	13%
2013	215	8%	4,745	11%	113	8%	2,476	10%
2014	115	4%	2,345	5%	68	5%	1,304	5%
2015+	1,690	67%	26,366	59%	990	67%	15,311	59%

Total Leased SF	2,575		$44,475		1,470		$25,646
OFFICE CAPITAL EXPENDITURES

	Three Months Ended
	3/31/2010	3/31/2009
Capital Expenditures ($ in 000s)
Regular Maintenance	$64	$127
Tenant Improvements	265	610
Leasing Commissions	62	378

Total	$391	$1,115

Less: Unconsolidated Assets	(268)	(1,115)
Total — Consolidated Assets	$123	$—

RETAIL CAPITAL EXPENDITURES

	Three Months Ended
	3/31/2010	3/31/2009
Capital Expenditures ($ in 000s)
Regular Maintenance	$40	$30
Revenue— Enhancing	2	5
Tenant Improvements	24	58
Leasing Commissions	74	39

Total	$140	$132

Less: Unconsolidated Assets	(140)	(122)
Total — Consolidated Assets	$—	$10

1Q10	-16-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three months ended March 31, 2010, there were no gains recognized on for-sale residential sales. For the three months ended March 31, 2009, continuing operations includes gains on condominium, for-sale residential and development sales of $7.4 million (before noncontrolling interest and income taxes) and discontinued operations includes gains on condominium conversion sales of $0.1 million (before noncontrolling interest and income taxes). A summary of revenues and costs of these activities for the three months ended March 31, 2010 and 2009 are as follows:

	Three Months Ended
($ in 000s)	3/31/2010	3/31/2009

Condominium conversion revenues, net	$—	$327
Condominium conversion costs	—	(258)

Gains (losses) on condominium conversion sales, before
noncontrolling interest and income taxes	—	69

For-sale residential revenues, net	1,508	19,234
For-sale residential costs	(1,531)	(19,255)

Gains (losses) on for-sale residential sales, before
noncontrolling interest and income taxes	(23)	(21)

Development revenues, net		30,672
Development costs	—	(23,313)

Gains on development sales, before	—
noncontrolling interest and income taxes	—	7,359

Noncontrolling interest	—	(992)
Provision for income taxes	—	(2,829)

Gains (losses) on condominium conversions, for-sale residential sales and developments, net of noncontrolling interest and income taxes	$(23)	$3,586

RESIDENTIAL FOR-SALE DEVELOPMENTS

			Average		Units	Units
			Price of		Closed in	Closed		Remaining
			Units/Lots		Current	Project	Under	Units /
Project (1)	Location	Units	Closed	Projected Sell Out	Quarter	to Date	Contract (2)	Lots

Southgate on Fairview	Charlotte, NC	47	$308,735	2Q10 - 2Q11	2	31	1	15
Metropolitan Midtown	Charlotte, NC	101	$346,081	4Q10 - 2Q11	2	69	—	32
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	4Q12 - 3Q16	—	19	—	40

		207			4	119	1	87

Notes:
(1)	During the three months ended March 31, 2010, the Company reclassified Cypress Village lots from “Held for Sale” to “Held for Use”. This land will be held for investment purposes until economic conditions improve.

(2)	Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.
There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

1Q10	-17-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	1Q10	After

Commercial
Colonial Pinnacle Craft Farms II	Gulf Shores, AL	68	n/a	53	2Q09	2Q10	4Q11	$8.9	$8.0	$0.9
Colonial Promenade Nord du Lac Phase I (1)	Covington, LA	174	n/a	153	1Q10	4Q10	4Q11	27.1	7.3	19.8

Total Active Development Projects								$36.0	$15.3	$20.7

Future Development Projects (see below)									117.3
Investment Land (see below)									143.4

Total Properties Under Development (per Balance Sheet)									$276.0

(1)	Total cost to date for this project is presented net of impairment charges recorded in 4Q09 and 4Q08.
FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE

		Units/	Future	Investment	Held
	Location	SF-in 000s	Development	Land	for Sale
Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.4	—	—
CG at Sweetwater	Phoenix, AZ	195	7.3	—	—
CG at Azure	Las Vegas, NV	188	7.8	—	—
CG at Cityway	Austin, TX	320	5.0	—	—
CG at South End	Charlotte, NC	353	12.1	—	—
CG at Hampton Preserve	Tampa, FL	486	14.8	—	—
CG at Randal Park (1)	Orlando, FL	750	19.2	—	—

Total Multifamily Assets			$74.6	$—	$—

Commercial
Colonial Promenade Nord du Lac (2)	Covington, LA	236	33.0
Colonial Promenade Huntsville	Huntsville, AL	111	9.7	—	—

Total Commercial Assets			$42.7	$—	$—

Multifamily			—	3.6	—
Commercial (3)			—	69.5	—
Condo / Townhome			—	—	17.7
For-sale Residential Land (3)			—	70.3	16.2

Total Projects			$117.3	$143.4	$33.9

(1)	This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of development are subject to change.

(2)	Total cost to date for this project, including phase I, is presented net of $25.8 million of impairment charges recorded in 4Q09 and 4Q08.

(3)	The Company transferred a portion of Randal Park (commercial land), located in Orlando, Florida, as well as The Woodlands (commercial land), Craft Farms (for-sale residential land) and Cypress Village I & III (residential land), all of which are located in Gulf Shores, Alabama, from assets “held for sale” to “assets held for investment” during the three month ended March 31, 2010. Additionally, the Company transferred $3.3 million of land at Metropolitan Midtown (previously held as condo/townhome), located in Charlotte, North Carolina, from “held for sale” to “assets held for investment” for commercial use during the three months ended March 31, 2010.

1Q10	-18-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2010
QUARTERLY DEBT SUMMARY
($ in 000s)

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$312,632	19%	1.3%	2.2	$312,632	16%	1.3%	2.2
Unsecured Other	736,228	44%	6.0%	4.1	736,228	39%	6.0%	4.1
Secured	624,445	37%	5.7%	8.8	862,830	45%	5.4%	7.4

Total Debt	$1,673,306	100%	5.0%	5.5	$1,911,691	100%	5.0%	5.3

Fixed/Floating
Fixed Rate Debt	$1,347,377	81%	5.9%	6.3	$1,525,669	80%	5.9%	6.1
Floating Rate Debt	325,929	19%	1.4%	2.3	386,021	20%	1.4%	2.0

Total Debt	$1,673,306	100%	5.0%	5.5	$1,911,691	100%	5.0%	5.3

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2010	3.27%
2011	4.80%
2012	6.86%
2013	6.11%
2014	6.00%
2015	5.94%
2016	6.02%
2017	6.39%
Thereafter	5.78%

Total	5.78%

LINE OF CREDIT

	3/31/10	12/31/09	Interest Rate	Due
Floating	$312,632	$310,546	1.30%	06/15/12

Total Outstanding on LOC	$312,632	$310,546	1.30%

Notes:
•	In addition to the $675MM LOC, Wells Fargo has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.

•	5-Year facility through June 2012.

1Q10	-19-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2010
PUBLIC RATINGS

			Senior Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BB+	Stable	BB-
Moody’s Investor Services	Karen Nickerson	212-553-4924	Ba1	Negative	Ba2
Standard & Poor’s	Beth Campbell	212-438-2415	BB+	Stable	B+
COVERAGE RATIOS

	1Q09	1Q10
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	1.5	0.6
Earnings to Fixed Charges & Preferred Share Distributions (1)	1.4	0.6

Supplemental Coverage Ratios
Interest Coverage (2)	2.3	2.2
Fixed Charge Coverage (3)	1.9	1.8
Fixed Charge w/ Cap Int (4)	1.8	1.8
See page 25 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share distributions for the three months ended March 31, 2010, is primarily due to a decline in net operating income as the result of pressure on net effective rents driven by deteriorating economic conditions.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10
Total Debt to Total Assets cannot exceed 60%	54.4%	54.2%	52.1%	49.3%	48.6%
Secured Debt to Total Assets cannot exceed 40%	22.8%	26.5%	26.3%	21.9%	21.9%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	211.2%	219.5%	234.1%	240.5%	248.2%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.1x	2.1x	2.2x	2.3x	2.2x

TOTAL MARKET CAPITALIZATION
($ in 000s)
Consolidated Debt	$1,741,538	$1,736,497	$1,672,917	$1,704,343	$1,673,306
Unconsolidated Debt	476,784	471,096	445,742	239,056	238,385

Total Debt	2,218,322	2,207,594	2,118,659	1,943,399	1,911,691
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000
8.125% Series D	100,281	100,281	100,118	100,118	100,118

Total Preferred Stock	200,281	200,281	200,118	200,118	200,118

Market Equity (Shares & Units)	218,856	427,326	607,000	874,225	997,711

Total Market Capitalization	$2,637,459	$2,835,201	$2,925,777	$3,017,742	$3,109,520

Debt / Total Market Capitalization	84.1%	77.9%	72.4%	64.4%	61.5%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

1Q10	-20-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s)
SUPPLEMENTAL DATA

	1Q10	1Q09
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
Condo Conversions	$—	$43
For-Sale Residential	(23)	(21)
Development	—	3,564
Land / Outparcel Sales	13	145

Totals	(10)	3,731

3rd Party Mgt & Leasing Fee Revenue	2,898	3,455
Straight Line Rents	612	(401)
Percentage Rents	104	55
Interest Expense	20,901	20,432
Capitalized Interest	368	2,243
Debt — Principal Reductions	302	238
Preferred Dividend Payments	3,847	3,868
Amortization of Deferred Financing Costs	1,185	1,303
Amortization of Stock Compensation	994	755
Unconsolidated (1)
Straight Line Rents	105	280
Interest Expense	3,026	6,081
Debt — Principal Reductions	279	216
Amortization of Deferred Financing Costs	40	95

Notes:

(1)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	1Q10	1Q09
Development Expenditures
Multifamily	$54	$7,131
Commercial	6,061	5,757
For-Sale / Other	—	10,012

Total, including subs	6,115	22,900
Less: Infrastructure
Reimbursement from City/County	—	(1,000)
Less: Unconsolidated /Other (1)	(290)	(531)

Development, Consolidated Assets	$5,825	$21,369

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$—	$—
Commercial	—	30,672
For Sale / Projects	1,508	19,561
Outparcels/Land (2)	625	1,393

Total, including subs	2,133	51,626
Selling Costs	(134)	(2,049)
Outparcels/Land (2)	—	(1,393)
Less: Unconsolidated — net (2)	(625)	—

Sales, Net — Consolidated Assets	$1,374	$48,184

(1)	Includes items reclassified to other cash flow investing activites.

(2)	Outparcels/Land sales include an outparcel sale at one of the Company’s unconsolidated commercial properties, Colonial Promenade Smyrna, of which the Company owns a 50% interest.
The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

1Q10	-21-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
RECONCILIATION OF REVENUES

	Three Months Ended
	1Q10	1Q09
Divisional Total Revenues
Multifamily — Same Property	$68,891	$70,994
Multifamily — Non-Same Property (1)	6,986	6,147
Commercial	20,991	23,474

Total Divisional Revenues	96,868	100,615

Less: Unconsolidated Revenues — Multifamily	(943)	(2,001)
Less: Unconsolidated Revenues — Commercial	(8,138)	(16,484)
Discontinued Operations	28	(1,325)
Construction Revenues	—	35
Unallocated Corporate Revenue	2,898	3,455

Consolidated Revenue Adjusted —’09 Discontinued Operations (2)	90,713	84,295

Add: Additional Discontinued Operations Revenue, post filing (3)	—	(5)

Total Consolidated Revenue, per 10-Q (4)	$90,713	$84,290

RECONCILIATION OF EXPENSES

	1Q10	1Q09
Divisional Total Expenses
Multifamily — Same Property	$29,726	$28,110
Multifamily — Non-Same Property (1)	3,473	4,447
Commercial	6,342	8,415

Total Divisional Expenses	39,541	40,972

Less: Unconsolidated Expenses — Multifamily	(484)	(968)
Less: Unconsolidated Expenses — Commercial	(2,575)	(5,914)
Discontinued Operations	(4)	(645)

Total Property Operating Exp	36,478	33,445
Construction Expenses	—	34
Property Management Exp	1,807	1,918
General & Administrative Exp	4,807	4,382
Management Fee and Other Exp	2,673	4,217
Restructure Charges	—	812
Investment and Development (5)	3	165
Impairment and other losses	783	1,054
Depreciation	30,279	27,785
Amortization	2,224	873

Consolidated Expense Adjusted —’09 Discontinued Operations (2)	79,054	74,685

Add: Additional Discontinued Operations Expense, post filing (3)	—	(317)

Total Consolidated Expense, per 10-Q (4)	$79,054	$74,368

Notes on following page.

1Q10	-22-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
RECONCILIATION OF NOI

	1Q10	1Q09
Divisional Total NOI
Multifamily — Same Property	$39,165	$42,884
Multifamily — Non-Same Property (1)	3,513	1,700
Commercial	14,649	15,059

Total Divisional NOI	57,327	59,643
Less: Unconsolidated NOI — Multifamily	(459)	(1,033)
Less: Unconsolidated NOI — Commercial	(5,563)	(10,570)
Discontinued Operations	32	(680)
Unallocated Corporate Rev	2,898	3,455
Construction NOI	—	1
Property Management Exp	(1,807)	(1,918)
General & Administrative Exp	(4,807)	(4,382)
Management Fee and Other Exp	(2,673)	(4,217)
Restructure Charges	—	(812)
Investment and Development (5)	(3)	(165)
Impairment and other losses	(783)	(1,054)
Depreciation	(30,279)	(27,785)
Amortization	(2,224)	(873)

Income from Operations	11,659	9,610
Total Other (Expense) Income	(21,651)	10,642

(Loss) Income from Continuing Operations (6)	(9,992)	20,252

Discontinued Ops	—	312

(Loss) Income from Continuing Operations, per 10-Q (4)	$(9,992)	$20,564

Notes:

(1)	Includes operations from for-sale portfolio.

(2)	Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.

(3)	Reflects adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.

(4)	For prior period, reflects total consolidated revenue, expense or (loss) income from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).

(5)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(6)	(Loss)/Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with ASC 205-20.
QUARTERLY DATA FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

	1Q10	1Q09

Assets Sold
Revenue from assets sold	$(28)	$1,325
Expenses from assets sold	4	645

NOI from assets sold	(32)	680

Assets Held for Sale
Revenue from assets held for sale	—	—
Expenses from assets held for sale	—	—

NOI from assets held for sale	—	—

Assets sold, not classified in discontinued operations
Revenue from assets sold	16	252
Expenses from assets sold	8	146

NOI from assets sold	$8	$106

1Q10	-23-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of March 31, 2010). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	1Q10	1Q09

(Loss)/Income from discontinued operations	$(32)	$541
Adjustment for:
Depreciation and amortization expenses	—	139

NOI from discontinued operations	$(32)	$680

NOI from assets sold	(32)	680
NOI from assets held for sale	—	—

NOI from discontinued operations	$(32)	$680

EBITDA RECONCILIATION

	1Q10	1Q09
Net (Loss) Income to Common S/H	$(12,329)	$13,875
Consolidated
Noncontrolling Interest	(1,500)	2,531
(Inc)/Loss — Uncons. Assets	(270)	650
Preferred Dividends	3,847	3,886
Preferred Share Issuance Costs	—	5
Net Interest Expense (Income)	20,901	20,432
Amortization of Deferred Financing Costs	1,185	1,303
(Gain)/Loss on Retirement of Debt	(28)	(25,319)
Income Tax (Benefit) Expense	249	113
Depreciation & Amortization	32,503	28,796
(Gain)/Loss on Sale (Cont & Disc)	42	(8,628)
Gain/(Loss) — Undeprec Property (1)	(10)	7,697
Impairment	—	1,054
Amortization of Stock Based Compensation Expense	994	755

EBITDA from Consolidated Props	45,584	47,150

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	270	(650)
Preferred Dividends	—	147
Interest Expense	3,026	6,081
Amortization of Deferred Financing Costs	40	95
Depreciation & Amortization	3,607	6,940
Gain on Sale of Property	(78)	19

EBITDA	$52,449	$59,782

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

1Q10	-24-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
RECONCILIATION OF SEC COVERAGE RATIOS

	1Q10	1Q09
Earnings
Net (Loss) Income (before preferred shares)	$(10,295)	$15,953
Discontinued Operations:
(Income)/Loss from Discontinued Operations	32	(541)
Noncontrolling Interest in CRLP	(8)	163
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	35	(45)
Noncontrolling Interest of Limited Partners	5	(468)
CRLP Noncontrolling Interest — Common U/H	(1,492)	2,368
(Gains)/Losses from Sales of Property, net of income taxes	7	(5,380)
Noncontrolling Interest of Limited Partners	(82)	1,009
Income Taxes and Other	249	(3,090)
(Income)/Loss from Unconsolidated Entities	(270)	650

	(11,819)	10,619
Amortization of Interest Capitalized	963	900
Capitalized Interest	(368)	(2,243)
Distributions from Unconsolidated Entities	1,872	3,780
Fixed Charges, from below	24,267	25,791

Earnings	14,915	38,847

Fixed Charges
Interest Expense	20,901	20,432
Capitalized Interest	368	2,243
Amortization of Deferred Financing Costs	1,185	1,303
Distrib to Series B Pfd Unitholders	1,813	1,813

Total	24,267	25,791

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B & D	2,034	2,073

Total	$26,301	$27,864

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	1Q10	1Q09

Interest Coverage Denominator
Interest Expense	$20,901	$20,432
Interest Expense — Unconsolidated	3,026	6,081

Total Interest Expense	23,927	26,513

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,847	3,886
Debt Principal Amortization	302	238
Debt Principal Amortortization — Unconsolidated	279	216

Total Fixed Charges	28,355	30,853

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	368	2,243

Total Fixed Charges w/ Capitalized Interest	$28,723	$33,096

1Q10	-25-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2010
Appendix

								Market Rental Rates
			Year Built / Avg		Apartment	Square	Occupancy
Property	MSA	State	Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS

CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	244	99.4%	861	0.63	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	96.2%	956	0.79	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	97.2%	773	0.60	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	94.8%	792	0.59	S
CG at Sugarloaf	Atlanta	GA	2002	100.0%	250	329	96.0%	805	0.61	S
CG at McGinnis Ferry	Atlanta	GA	1997	100.0%	434	509	93.8%	788	0.67	S
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	96.7%	726	0.78	S
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	96.5%	714	0.67	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	97.0%	761	0.71	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	96.6%	692	0.69	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	98.3%	763	0.75

	Total	11	12.6 Years		3,640	4,086	96.3%	769	0.68

	Same Store	10	12.6 Years		3,282	3,722	96.3%	769	0.68

CG at Silverado	Austin	TX	2004	100.0%	238	240	96.6%	732	0.73	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	97.3%	815	0.78	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	470	96.2%	643	0.73	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	97.8%	644	0.73	S
CG at Round Rock	Austin	TX	2006	100.0%	422	430	97.4%	774	0.76	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	96.3%	881	0.85
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	95.6%	689	0.81
CV at Canyon Hills	Austin	TX	1996	100.0%	229	183	96.9%	676	0.85	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	98.5%	760	0.73

	Total	9	6.7 Years		2,908	2,763	96.9%	731	0.77

	Same Store	6	8.3 Years		1,910	1,794	97.0%	710	0.76

CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	97.3%	949	0.84	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	98.1%	698	0.64	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	251	94.9%	574	1.34	S
CG at Riverchase Trails	Birmingham	AL	1996	20.0%	345	327	94.5%	721	0.76

	Total	4	14.5 Years		1,607	1,327	96.3%	701	0.88

	Same Store	3	14.7 Years		1,262	1,000	96.4%	700	0.88

CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	98.1%	828	0.72	S
CV at Westchase	Charleston	SC	1985	100.0%	352	258	98.3%	593	0.81	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	97.4%	697	0.67	S
CG at Quarterdeck	Charleston	SC	1987	100.0%	230	219	96.1%	823	0.86	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	99.0%	638	0.69	S
CV at Windsor Place	Charleston	SC	1985	100.0%	224	213	100.0%	628	0.66	S

	Total	6	21.8 Years		1,578	1,497	98.1%	697	0.73

	Same Store	6	21.8 Years		1,578	1,497	98.1%	697	0.73

CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	96.4%	732	0.79	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	279	97.7%	666	0.72	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	96.4%	706	0.71	S
CG at Ayrsley	Charlotte	NC	2009	100.0%	368	372	98.6%	770	0.76	S
CV at Chancellor Park	Charlotte	NC	1996	100.0%	340	327	97.4%	641	0.67	S
CG at Huntersville	Charlotte	NC	2009	100.0%	250	248	100.0%	752	0.76	S
CG at University Center	Charlotte	NC	2006	100.0%	156	167	96.2%	694	0.65	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	256	98.5%	704	0.74	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	99.1%	778	0.83
Enclave	Charlotte	NC	2008	100.0%	85	108	98.8%	1,387	1.09
CV at Meadow Creek	Charlotte	NC	1984	100.0%	250	230	94.8%	570	0.62	S
Heatherwood	Charlotte	NC	1980	100.0%	476	439	93.3%	576	0.62	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	95.8%	525	0.65	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	100.0%	599	0.66	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	94.6%	592	0.62	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	301	94.4%	684	0.65	S
CV at Timber Crest	Charlotte	NC	2000	100.0%	282	273	95.0%	617	0.64	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	95.8%	632	0.58	S

	Total	18	12.1 Years		4,865	4,704	96.5%	671	0.69

	Same Store	16	14.8 Years		4,564	4,393	96.4%	652	0.68

1Q10	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2010
Appendix

								Market Rental Rates
			Year Built / Avg		Apartment	Square	Occupancy
Property	MSA	State	Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	94.5%	830	0.92	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	96.7%	709	0.79	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	94.9%	765	0.82	S
CV at Oakbend	Dallas/Fort Worth	TX	1996	100.0%	426	383	93.7%	723	0.80	S
Brookfield	Dallas/Fort Worth	TX	1984	100.0%	232	166	92.7%	553	0.77	S
Paces Cove	Dallas/Fort Worth	TX	1982	100.0%	328	220	96.6%	482	0.72	S
Remington Hills	Dallas/Fort Worth	TX	1984	100.0%	362	347	92.5%	710	0.74	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	96.4%	734	0.78	S
Summer Tree	Dallas/Fort Worth	TX	1980	100.0%	232	136	95.3%	478	0.81	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	94.7%	551	0.70	S
CV at Grapevine I & II	Dallas/Fort Worth	TX	1985	100.0%	450	387	95.8%	682	0.79	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	96.7%	567	0.71	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1997	100.0%	396	462	98.0%	977	0.84	S
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	94.8%	804	0.84

	Total	14	20.1 Years		4,768	4,191	95.3%	695	0.80

	Same Store	13	21.4 Years		4,480	3,912	95.3%	694	0.80

CG at Edgewater I	Huntsville	AL	1990/99	100.0%	500	543	97.4%	680	0.63	S
CG at Madison	Huntsville	AL	2000	100.0%	336	355	98.5%	777	0.74	S

	Total	2	12.8 Years		836	897	97.8%	719	0.67

	Same Store	2	12.8 Years		836	897	97.8%	719	0.67

CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	98.9%	909	0.78	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100.0%	456	535	100.0%	910	0.77	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	97.0%	770	0.85	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	97.5%	1,028	1.06	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	97.4%	869	0.77	S

	Total	5	8.6 Years		1,756	1,907	98.3%	871	0.80

	Same Store	5	8.6 Years		1,756	1,907	98.3%	871	0.80

CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	99.4%	884	0.79	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	97.0%	773	0.77	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	98.6%	735	0.74	S
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	96.0%	712	0.70	S

	Total	4	12.5 Years		952	978	97.5%	767	0.75

	Same Store	4	12.5 Years		952	978	97.5%	767	0.75

CG at Arringdon	Raleigh	NC	2003	100.0%	320	311	98.1%	724	0.74	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	237	98.4%	773	0.82	S
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	95.2%	678	0.68	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	93.2%	720	0.69	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	95.1%	660	0.69	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	96.6%	716	0.74	S
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	484	93.3%	713	0.68	S
CV at Cary	Raleigh	NC	1995	20.0%	319	400	93.4%	773	0.62
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	377	96.2%	753	0.74

	Total	9	14.1 Years		2,653	2,735	95.5%	716	0.71

	Same Store	7	14.9 Years		1,964	1,958	95.5%	713	0.71

Ashley Park	Richmond	VA	1988	100.0%	272	194	98.2%	614	0.86	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	91.6%	683	1.33	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	99.1%	751	0.98	S
CV at West End	Richmond	VA	1987	100.0%	224	156	99.1%	709	1.02	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	99.1%	758	0.80	S
CV at Waterford	Richmond	VA	1989	100.0%	312	289	99.0%	799	0.86	S

	Total	6	26.9 Years		1,700	1,299	97.5%	720	0.94

	Same Store	6	26.9 Years		1,700	1,299	97.5%	720	0.94

CG at Godley Station I	Savannah	GA	2005	100.0%	312	337	99.7%	765	0.71	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	97.9%	766	0.82
CV at Greentree	Savannah	GA	1984	100.0%	194	165	94.8%	636	0.75	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	98.1%	898	0.85	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	98.0%	726	0.88	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	96.8%	719	0.69	S

	Total	6	16.2 Years		1,437	1,414	97.8%	766	0.78

	Same Store	5	19.0 Years		1,149	1,145	97.7%	766	0.77

TOTAL PROPERTIES IN MAJOR MARKETS		94	14.8 Years		28,700	27,799	96.7%	725	0.75

	Same Store	83	16.3 Years		25,433	24,501	96.6%	720	0.75

1Q10	-27-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2010
Appendix

								Market Rental Rates
			Year Built / Avg		Apartment	Square	Occupancy
Property	MSA	State	Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN OTHER MARKETS

Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	95.1%	664	0.76	S
Autumn Park I & II	Greensboro	NC	2001/04	100.0%	402	404	97.8%	690	0.69	S
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	356	98.5%	642	0.70	S
CG at Traditions	Gulf Shores	AL	2007	35.0%	324	322	95.1%	540	0.54
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	98.3%	846	0.86	S
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	99.1%	854	0.90	S
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	99.3%	930	0.89	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	95.9%	533	0.56	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	91.9%	796	0.81
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	96.2%	791	0.87	S
CV at Greenbrier	Washington DC	VA	1980	100.0%	258	217	98.8%	827	0.98	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	147	98.8%	689	0.78	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	199	94.0%	540	0.63	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	97.0%	567	0.65	S
Cypress Village Rental	Gulf Shores	AL	2009	100.0%	96	206	96.9%	1,132	0.53
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100.0%	310	312	93.9%	604	0.60	S

TOTAL PROPERTIES IN OTHER MARKETS		16	19.4 Years		4,444	4,309	96.7%	723	0.75

	Same Store	13	21.8 Years		3,740	3,501	97.1%	713	0.76

THIRD PARTY MANAGED BUSINESS

Hawthorne Groves	Orlando	FL	2002	0.0%	328	363	97.9%
Hawthorne Village	Daytona Beach	FL	2006	0.0%	378	414	96.8%

TOTAL MANAGED	Total	2	6.0 Years		706	777	97.3%

LEASE UP PROPERTIES

CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	86.6%	825	0.93

TOTAL LEASE UP	Total	1	2.0 Years		380	338	86.6%	825	0.93

TOTAL ALL PROPERTIES (1)		113	15.2 Years		34,230	33,223	96.7%	725	0.75

	Same Store	96	17.1 Years		29,173	28,002	96.7%	719	0.75

Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up. These properties are not included in Occupancy and Market Rent calculations.
S = Current year same-property portfolio: Property has been stabalized as of the beginning of the prior calendar year. Partially owned properties are not included.

(1)	Total all properties as calculated includes joint venture properties.

1Q10	-28-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2010
Appendix

					Square Feet (000s)
						Anchor			Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES

CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	34.1%	23.27
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	79.7%	28.80
Three Ravinia (Office)	Atlanta	GA	1991	100%	813	—	813	85.0%	25.12
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	605	232	373	92.9%	28.03
Brookwood Convenience Center (Retail) (2)	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Tannehill (Retail)	Birmingham	AL	2008	100%	433	211	222	94.7%	20.25
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	79.6%	33.04
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	98.2%	19.46

Total Consolidated		9			3,156	836	2,319	88.9%	$25.80

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)

901 Maitland	Orlando	FL	1985	15%	158	—	158	73.7%	$19.37
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	88.0%	21.84
Colonial Center at Bayside	Tampa	FL	1988/94/97	15%	213	—	213	62.1%	19.64
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	93.1%	22.01
Colonial Center Blue Lake	Birmingham	AL	1982/2005	15%	167	—	167	70.3%	20.51
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	85.9%	19.81
Colonial Place I and II	Tampa	FL	1984/86	15%	371	—	371	82.1%	25.36
Colonial Plaza	Birmingham	AL	1982/99	15%	171	—	171	92.7%	18.57
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	—	38	81.0%	24.60
Concourse Center	Tampa	FL	1982/2005/1983/2003/1984	15%	294	—	294	78.0%	20.24
Colonial Plaza South Park	Charlotte	NC	1981/2007	15%	203	—	203	86.1%	18.93
Independence Plaza	Birmingham	AL	1979/2000	15%	106	—	106	95.6%	19.28
International Park	Birmingham	AL	1987/99	15%	211	—	211	92.7%	20.43
The Peachtree	Atlanta	GA	1989	15%	317	—	317	89.4%	24.56
Research Park Plaza III and IV	Austin	TX	2001	15%	358	—	358	82.1%	21.95
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	78.0%	10.57

Total		16			4,913	—	4,913	84.3%	$20.66

Total (Weighted)		16				—	737	84.3%	$20.66

DRA/CLP Joint Venture (Retail)

CP TownPark	Orlando	FL	2005	15%	198	—	198	91.6%	$25.70
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	85.2%	18.24

Total		2			305	—	305	88.4%	$23.03

Total (Weighted)		2					46	88.4%	$23.03

Bluerock Joint Venture (Office)

Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	94.9%	$17.61
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.60
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	100.0%	14.55
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	94.6%	18.47
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	89.6%	13.22
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	95.1%	19.64
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	100.0%	12.98

Total		9			1,704	—	1,704	97.1%	$14.88

Total (Weighted)		9					170	97.1%	$14.88

Other Joint Ventures

Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
Parkway Place (Retail)	Huntsville	AL	1999	50%	623	348	275	93.0%	28.47
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	90.5%	18.40
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	93.9%	14.96
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	94.1%	21.19
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	477	74	403	95.5%	23.20
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	160	30	130	80.8%	18.96

Total		9			2,618	1,162	1,456	92.3%	$23.27

Total (Weighted)		9					542	92.2%	$24.26

Total Unconsolidated		36			9,539	1,162	8,378	88.7%	$19.49

Total Unconsolidated (Weighted)		36					1,495	89.3%	$20.68

1Q10	-29-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2010
Appendix

					Square Feet (000s)
						Anchor			Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

THIRD-PARTY MANAGED BUSINESS

International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Atlanta Chamblee (Office)	Atlanta	GA		0%	1,130
Atlanta Perimeter (Office)	Atlanta	GA		0%	182
Atlantic Center Plaza (Office)	Atlanta	GA		0%	501
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Broward Financial Center (Office)	Ft.Lauderdale	FL		0%	326
Charlotte University (Office)	Charlotte	NC		0%	183
Germantown Center (Office)	Memphis	TN		0%	536
Jacksonville Baymeadows (Office)	Jacksonville	FL		0%	752
Jacksonville JTB (Office)	Jacksonville	FL		0%	244
Orlando Central (Office)	Orlando	FL		0%	625
Orlando Lake Mary (Office)	Orlando	FL		0%	305
Orlando University (Office)	Orlando	FL		0%	386
Post Oak (Office)	Houston	TX		0%	1,202
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197

TOTAL MANAGED		18			7,005

Total Commercial Properties		63			19,700	1,998	10,697	88.7%	$20.60

Total Commercial Properties (Weighted)		63					3,815	89.5%	$23.58

Notes:

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	This property includes an aggregate of 88,158 square-feet. However, only 4,708 square-feet is currently being leased due to redevelopment plans.

1Q10	-30-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of March 31, 2010
($ in 000s)

	Units/			Occupancy
Property	SF-000s		CLP % Own	Rate	Sec’d Debt	Equity Invest

DRA
Colonial Grand at Riverchase Trails	345		20%	94.5%	3,850	1,102
Colonial Village at Cary	319		20%	93.4%	4,320	1,398

	664				8,170	2,500
Other
Colonial Grand at Research Park	370		20%	96.2%	4,468	891
Colonial Grand at Huntcliff	358		20%	98.3%	5,131	1,603
Regents Park (Phase II)(1)	—		40%	—	—	3,382
Colonial Grand at Traditions	324		35%	95.1%	11,707	—
Belterra	288		10%	94.8%	1,990	500
Colonial Grand at McKinney (1)	—		25%	—	—	1,721

	1,340				23,296	8,097

Total Multifamily	2,004				$31,466	$10,597

DRA/CLP(2)	5,218		15%	86.1%	111,286	(16,161)
Bluerock(3)	1,704		10%	97.1%	10,754	(4,845)
Parkway Place	623		50%	93.0%	28,016	9,852
Colonial Pinnacle at Turkey Creek	477		50%	95.5%	32,500	2,777
Colonial Pinnacle at Turkey Creek III	160		50%	76.1%	6,255	7,227

Other
Land Title Building	30		33%	100.0%	280	169
Colonial Promenade Madison	111		25%	93.9%	—	2,108
Colonial Promenade Hoover	381		10%	90.5%	1,599	53
Colonial Promenade Smyrna	416		50%	96.6%	14,114	2,188
Colonial Promenade Alabaster II/Tutwiler II	420		5%	96.1%	2,000	(54)

Total Commercial	9,539	(4)			$206,804	$3,314

Other Unconsolidated Investments					114	1,782

Total Investments in Unconsolidated Subsidiaries					$238,384	$15,693

Notes:

(1)	Consists of undeveloped land.

(2)	As of March 31, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $16.2 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $32.4 million, which is being amortized over the life of the properties.

(3)	Equity investment includes the Company’s investment of approximately $2.4 million, offset by the excess basis difference on the transaction of approximately $7.2 million, which is being amortized over the life of the properties.

(4)	Retail square footage includes anchor-owned square footage. See commercial property Table, Pg. 29-30.

1Q10	-31-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

1Q10	-32-	NYSE: CLP